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                                                                    EXHIBIT 10.1

                               PARTSBASE.COM, INC.

                       AMENDED RESTRICTED STOCK BONUS PLAN

1.   PURPOSE

     This plan's purpose is to keep Recipients and consultants of experience and ability in the employ of PartsBase.com, Inc. and its Subsidiaries and to compensate them for their contributions to the growth and profits of the Company and its Subsidiaries and thereby induce them to continue to make such contributions in the future.

2.   DEFINITIONS

     For purposes of this Plan, the following terms will have the definitions set forth below:

     1. "AGREEMENT." An agreement between the Company and the Recipient as to vesting and other conditions restrictions as to the bonus stock award for that Recipient.

     2.   "COMPANY." PartsBase.com, Inc.

     3. "SUBSIDIARY" or "SUBSIDIARIES." A corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

     4.   "BOARD." The Company's Board of Directors.

     5.   "DATE OF ISSUANCE." This term shall have the meaning supplied by
          Section 6(c), below.

     6.   "PLAN." The PartsBase.com, Inc. Amended Restricted Stock Bonus Plan.

     7. "BONUS SHARE." The shares of common stock of the Company reserved pursuant to SECTION 3 hereof and any such shares issued to a Recipient pursuant to this Plan.


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     8.   "RECIPIENT." A Recipient or consultant of the Company or a Subsidiary to whom shares are allocated under this Plan, or such individual's designated beneficiary, surviving spouse, estate, or legal representative. For this purpose, however, any such beneficiary, spouse, estate, or legal representative shall be considered as one person with the Recipient.

     9.   "RESTRICTED PERIOD." This phrase shall have the meaning supplied by
          SECTION 7(c), below.

3.   BONUS SHARE RESERVE

     1. BONUS SHARE RESERVE. The Company will establish a Bonus Share reserve to which will be credited 1,000,000 shares of the common stock of the Company, no par value. Should the shares of the Company's common stock, due to a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share reserve shall be appropriately adjusted to reflect such action. If any such adjustment results in a fractional share, the fraction shall be disregarded.

     2. ADJUSTMENTS TO RESERVE. Upon the allocation of shares hereunder, the reserve will be reduced by the number of shares so allocated and, upon the failure to make the required payment on the issuance of any Bonus Shares pursuant to SECTION 6(a) or upon the reacquisition thereof pursuant to SECTION 7(d)(i) or (ii), SECTION 8 or SECTION 10 hereof, the reserve shall be increased by such number of shares, and such Bonus Shares may again be the subject of allocations hereunder.

     3. DISTRIBUTIONS OF BONUS SHARES. Distributions of Bonus Shares, as the Board shall in its sole discretion determine, may be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

4.   ELIGIBILITY AND MAKING OF ALLOCATIONS

     1. ELIGIBLE PARTICIPANTS. Any salaried executive Recipient or consultant of the Company or any Subsidiary (including officers and directors, except for

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          persons serving as directors only) shall be eligible to receive an allocation of Bonus Shares pursuant to the Plan.

     2. SELECTION BY BOARD. The Board will, in its discretion, allocate to the Recipients or consultants the Board selects a number of Bonus Shares. The date of such action by the Board shall be the "date of allocation," as that term is used in this Plan.

     3. PARTICIPATION IN OTHER STOCK OPTION PLANS. A person who has received options to purchase stock under any stock option plan of the Company or a Subsidiary may exercise the same in accordance with their terms, and will not by reason thereof be ineligible to receive Bonus Shares under this Plan. A person who has received Bonus Shares shall be eligible to, and may, be granted any option or other rights to purchase Common Stock pursuant to any stock option plan or stock purchase plan of the Company presently in effect of hereafter adopted.

     4. LIMIT ON NUMBER OF ALLOCABLE SHARES. The total number of Bonus Shares which may be allocated pursuant to this Plan will not exceed the amount available therefor in the Bonus Share reserve.

5.   FORM OF ALLOCATIONS

     1. NUMBER SPECIFIED. Each allocation shall specify the number of Bonus Shares subject thereto, subject to the provisions of SECTION 4.

     2. NOTICE. When an allocation is made, the Board shall advise the Recipient and the Company thereof by delivery of written notice in the form of Exhibit A hereto annexed.

6.   AGREEMENT REQUIRED OF RECIPIENTS

     1. ACCEPTANCE OF ALLOCATION. Within 15 days from the date of allocation, the Recipient shall, if he desires to accept the allocation, execute the Agreement applicable to the award.

     2. INVESTMENT PURPOSE. The Company may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intent to transfer, sell, or otherwise dispose of such shares except for such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Recipient.

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          Such shares shall be transferable thereafter only if the proposed transfer is permitted under the Plan and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer at such time complies with applicable securities laws.

     3. WRITTEN AGREEMENT/DATE OF ISSUANCE. On delivery of the Agreement to the Company, the Company will promptly acknowledge its receipt thereof. The date of such delivery and receipt shall be deemed the "Date of Issuance," as that phrase is used in this Plan, of the Bonus Shares to which the shares relate. The failure to make such payment and delivery within 15 days from the date of allocation shall terminate the allocation of such shares to the Recipient.

7.   RESTRICTIONS

     1. TRANSFER/ISSUANCE. Bonus Shares after the execution of the Agreement required by SECTION 6, will be promptly issued or transferred and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient shall thereupon be a shareholder of all the shares represented by the certificate or certificates. As such, the Recipient will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions (subject to SECTION 7(b)) paid with respect to them, provided, however, that the shares shall be subject to the restrictions in SECTION 7(d) and the Agreement. Stock certificates representing Bonus Shares will be imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with this Plan's terms and the terms of the Agreement between the Company and the Recipient.

     2. STOCK SPLITS, DIVIDENDS, ETC. If, due to a stock split, stock dividend, combination of shares, or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient, as the owner of Bonus Shares subject to restrictions hereunder, shall be entitled to new, additional, or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities also shall be imprinted with a legend as provided in SECTION 7(a). When the event(s) described in the preceding sentence occur, all Plan provisions relating to restrictions and lapse of restrictions will apply to such new, additional, or different shares or securities to the extent applicable to the shares with respect to which they were distributed.

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     3.   RESTRICTED PERIOD. Subject to SECTION 10, the restrictions contained in SECTION 7(d) hereof shall lapse as provided in the Agreement between the Company and the Recipient.

     4. RESTRICTIONS ON BONUS SHARES. The restrictions to which restricted Bonus Shares shall be subjected are as provided in the Agreement between the Company and the Recipient.

          During the Restricted Period applicable to such shares and except as otherwise specifically provided in the Plan or the Agreement, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of.

8.   FINALITY OF DETERMINATION

     The Committee will administer this Plan and construe its provisions. Any determination by the Committee carrying out, administering, or construing this Plan will be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

9. LIMITATIONS

     1. NO RIGHT TO ALLOCATION. No person will at any time have any right to receive an allocation of Bonus Shares hereunder and no person will have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

     2. RIGHTS OF RECIPIENTS. Recipients of allocations will have no rights in respect thereof other than those set forth in the Plan. Such rights may not be assigned or transferred except by will or by the laws of descent and distribution and if permitted under SECTION 6(b). If any attempt is made to sell, exchange, transfer, pledge, hypothecate, or otherwise dispose of any Bonus Shares held by the Recipient under restrictions which have not yet lapsed, the shares that are the subject of such attempted disposition will be deemed offered to the Company for repurchase and the Company may, at its option, repurchase the shares at the lower of the sale price to the third part or fair market value as determined by an independent appraiser mutually acceptable to the parties. If the Company and Recipient cannot agree on a third party appraiser, each party shall appoint an appraiser and the two appraisers shall appoint a third appraiser whose appraisal shall be binding on all parties. Before issuance of Bonus Shares, no such shares will be

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          earmarked for the Recipients' accounts nor will such Recipients have any rights as stockholders with respect to such shares.

     3. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Company's action in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

     4. LIMITATION ON ACTIONS. Every right of action by or on behalf of the Company or by any shareholder against any past, present, or future member of the Board, the Committee, or any officer or Recipient of the Company arising out of or in connection with this Plan shall, regardless of the place where the action may be brought and regardless of the place of residence of any such director, committee member, officer or Recipient, cease and be barred by the expiration of three years from the later of:

          (i) the date of the act or omission in respect of which such right of action arises or

          (ii) the first date upon which there has been made generally available to shareholders an annual report of the Company and a proxy statement for the annual meeting of shareholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the amount of the allocations.

          In addition, any and all right of action by any Recipient (past, present or future) against the Company or any member of the Committee arising out of or in connection with this Plan will, regardless of the place where action may be brought and regardless of the place of residence of any Committee member, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

10.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

     The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment will not affect adversely rights or obligations with respect to allocations previously made; and provided further, that no modification of the Plan by the Board without approval of the stockholders will (i) increase the maximum number of Bonus Shares reserved pursuant to SECTION 3; or (ii) change the provisions of SECTION 4 with respect to the total number of Bonus Shares that may be allocated under the Plan.

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11.  GOVERNING LAW

     The Plan will be governed by the laws of the State of Texas.

12.  EXPENSES OF ADMINISTRATION

     All costs and expenses incurred in the operation and administration of this Plan will be borne by the Company.

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                                   EXHIBIT "A"

             PARTSBASE.COM, INC. AMENDED RESTRICTED STOCK BONUS PLAN

To:  1.   _________, Recipient, and

     2.   Treasurer, PartsBase.com, Inc.

     This is to advise you that PartsBase.com, Inc.'s Board of Directors has on the date of this notice allocated to the Recipient above named a total of six thousand (6,000) Bonus Shares under and pursuant to the Amended Restricted Stock Bonus Plan.

     For these shares to be issued, you must execute and deliver to the Treasurer of the Company an agreement in duplicate, in the form of Exhibit B hereto, within 15 days from the date of this notice.

                                                    ___________________________
                                                           For the Board

Date:  August 3, 1999


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                                   EXHIBIT "B"

             PARTSBASE.COM, INC. AMENDED RESTRICTED STOCK BONUS PLAN


To:  Treasurer, PartsBase.com, Inc.

     I represent and agree that I am acquiring these Bonus Shares for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws. I agree further that I am acquiring these shares in accordance with, and subject to, the terms, provisions and conditions of said Plan, which I have read and to which I hereby expressly assent. These agreements will bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

     I agree to the following restriction as to the Bonus Shares: I shall not sell, exchange, transfer, pledge, hypothecate or dispose of shares during the Restricted Period. In the event of termination of my employment for any reason, including death or disability, all shares subject to restrictions shall be returned to or canceled by the Company and shall be deemed to have been forfeited by the Recipient, unless and then only to the extent that the Board of Directors shall, in its sole discretion, elect in writing to waive said return and forfeiture.

     The restrictions will lapse as to such shares in accordance with the following times and number of shares. This period of time during which the restrictions apply to a specific share of stock is the Restricted Period as to that share of stock.

     (i) Restrictions shall lapse with respect to one-twenty fourth (1/24) of the restricted Bonus Shares awarded pursuant to a Restricted Stock Award, on the first day of each month following the calendar month of the Date of Issuance, but as to employees, only if on the date the restrictions are to lapse the Recipient has been an employee of the Company continuously from the Date of Issuance of the Restricted Stock Award to such date of lapse. Temporary leaves of absence which are approved by the Company shall not be considered a break in that employee's continuous employment with the Company. The purpose of the restriction is to provide an incentive to each employee who is a Recipient to remain with the Company or one of its Subsidiaries and to perform assigned tasks and responsibilities in a manner consistent with the best interest of the Company and its stockholders. If calculation of the lapse amount for any month would result

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          in a fractional share interest, the number of shares shall be rounded down to the next lowest number of full shares for each of the lapse dates, with the balance on the last lapse date.

     (ii) The Compensation Committee may at any time in its sole discretion accelerate or waive all or any portion of the restrictions remaining in respect to the Bonus Shares. This right may be exercised for any or all of the Recipients.

    (iii) Notwithstanding any other provisions of this Agreement, the Recipient agrees to execute an agreement not to sell his shares even though otherwise vested for a period of up to twenty-four months if an underwriter of an initial public offering of the Company's stock requests such a restriction. This provision shall lapse as to the Restricted Stock Award to a Recipient two years after the restrictions as to all of the shares of a Restricted Stock Award have lapsed.


My address of record is:


My Social Security Number is:


                                                    ___________________________


Receipt of the above, together with the payment referred to, is hereby acknowledged.

PartsBase.com, Inc. By:_________________________

Date:________________________________________